                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K

                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 12, 1997



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                   Delaware
                  (State or other jurisdiction incorporation)



            1-983                                         25-0687210
  (Commission File Number)                     (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN                 46545-3440
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      219-273-7000
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ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

On June 12, 1997, National Steel Corporation ("National") sold the machinery, equipment, improvements and other personal property and fixtures constituting the coke oven battery at its Great Lakes Division to EES Coke Battery Company, Inc. ("EES") pursuant to an Asset Purchase Agreement with EES dated June 6, 1997 (the "Asset Purchase Agreement"). On June 12, 1997, National sold its coal inventories at its Great Lakes Division to DTE Coal Services, Inc. ("DTE Coal") pursuant to a Coal Inventory Purchase Agreement with DTE Coal dated June 6, 1997 (the "Coal Inventory Purchase Agreement"). National will continue to operate and maintain the coke oven battery on a contract basis and will be obligated to buy the majority of the coke produced at the facility over the next 12 years, to the extent of its requirements. A copy of the Asset Purchase Agreement and Coal Inventory Purchase Agreement are attached as exhibits hereto.

The purchase price for the coke oven battery was $233,884,172. The purchase price for the coal inventories is equal to National's book value which is approximately $9.5 million.

EES and DTE Coal are both wholly owned subsidiaries of DTE Energy Company ("DTE Energy"). The Detroit Edison Company, another wholly owned subsidiary of DTE Energy, supplies electricity to National's Great Lakes Division Facility. In addition, National and PCI Enterprises Company ("PCI"), another wholly owned subsidiary of DTE Energy, are parties to a Pulverized Coal Services Agreement pursuant to which PCI supplies pulverized coal to National for use in the blast furnaces at National's Great Lakes Division.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are being filed as a part of this report:

     Exhibit 2.1. Asset Purchase Agreement dated as of June 6, 1997 between EES Coke Battery Company, Inc. and National Steel Corporation.

     Exhibit 2.2 Coal Inventory Purchase Agreement dated as of June 6, 1997 between DTE Coal Services, Inc. and National Steel Corporation.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NATIONAL STEEL CORPORATION

Date: June 26, 1997                          By: /s/ John J. Moran, Jr.
                                                ------------------------------
                                                 John J. Moran, Jr.
                                                 Assistant Secretary



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                                 Description
-------                                -----------
2.1            Asset Purchase Agreement dated as of June 6, 1997 between EES
               Coke Battery Company, Inc. and National Steel Corporation

2.2 Coal Inventory Purchase Agreement dated as of June 6, 1997 between DTE Coal Services, Inc. and National Steel Corporation